Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB of MCA Holdings Corporation, a Nevada corporation (the "Company"), for the quarter ending September 30, 2007 (the “Report”), I, Wai Leung Cheng, Chief Executive Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. The Report, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

MCA Holdings Corporation

Dated: November 14, 2007	By:	/s/ Wai Leung Cheng
Wai Leung Cheng
Chief Executive Officer